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                                                                      Exhibit 1





                                3,200,000 SHARES

                            SERVICE EXPERTS(R), INC.

                                  COMMON STOCK


                             UNDERWRITING AGREEMENT



EQUITABLE SECURITIES CORPORATION
ALEX. BROWN & SONS INCORPORATED
A.G. EDWARDS & SONS, INC.
MORGAN KEEGAN & COMPANY, INC.                                 ____________, 1997
c/o Equitable Securities Corporation
Nashville City Center, Suite 800
511 Union Street
Nashville, Tennessee 37219

Ladies and Gentlemen:

     Service Experts(R), Inc., a Delaware corporation (the "Company"), and certain stockholders of the Company named in Schedule B hereto (the "Selling Stockholders") severally propose to sell to the underwriters named in Schedule A hereto (the "Underwriters") an aggregate of 3,200,000 shares (the "Firm Shares") of the common stock, $.01 par value (the "Common Stock"), of the Company. The Firm Shares consist of 1,850,000 shares to be issued and sold by the Company and 1,350,000 shares outstanding to be sold by the Selling Stockholders as set forth opposite their names in Schedule B hereto. The Company and certain of the Selling Stockholders also propose to sell to the several Underwriters an aggregate of up to 450,000 additional shares of the Company's Common Stock (the "Option Shares") if requested by the Underwriters as provided in Section 3 below. You have advised the Company and the Selling Stockholders that Equitable Securities Corporation ("Equitable") is authorized to enter into this Agreement on behalf of the Underwriters. The Underwriters, severally and not jointly, are willing to purchase the number of Firm Shares set forth opposite their names in Schedule A, and their pro rata portion of the Option Shares if Equitable elects to exercise the over-allotment option in whole or in part. The Company and the Selling Stockholders are sometimes referred to herein collectively as the "Sellers." The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein



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collectively called the "Shares." The Shares to be issued and sold by the
Company are sometimes referred to as the "Company Shares."

     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

     1. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as follows:

          (a) A registration statement on Form S-1 (File No. 333-_______) with respect to the Shares has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Rules and Regulations"), including a preliminary prospectus. Copies of such registration statement and any amendments, including any post-effective amendments, and all forms of the related prospectuses contained therein and any supplements thereto, have been delivered to the Underwriters. Such registration statement, including the prospectus, Part II, all financial statements and schedules, exhibits, and all other documents filed as or deemed to be a part thereto, as amended at the time when it shall become effective and all information deemed to be a part thereof as of the time of effectiveness pursuant to Rule 430A or Rule 434 of the Rules and Regulations, is herein referred to as the "Registration Statement" and the prospectus included as part of the Registration Statement on file with the Commission that discloses all the information that was omitted from the prospectus on the effective date pursuant to Rule 430A or Rule 434 of the Rules and Regulations and in the form filed pursuant to Rule 424(b) under the Securities Act is herein referred to as the "Final Prospectus." The prospectus included as part of the Registration Statement on the date when the Registration Statement became effective is referred to herein as the "Effective Prospectus." Any prospectus included as part of the Registration Statement and in any amendment thereto prior to the effective date of the Registration Statement is referred to herein as a "Preliminary Prospectus." For purposes of this Agreement, "Rules and Regulations" mean the rules and regulations promulgated by the Commission under either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

          (b) No order preventing or suspending the use of any Preliminary Prospectus, Effective Prospectus or Final Prospectus has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. If the Registration Statement has become effective under the Securities Act, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or threatened or, to the best knowledge of the Company, contemplated by the Commission or the securities authority of any state or other jurisdiction.

          (c) Each Preliminary Prospectus, at the time of filing thereof, complied with the requirements of the Securities Act and the Rules and Regulations, and did not include any untrue


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     statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information in
     Section 15 of this Agreement). When the Registration Statement becomes effective and at all times subsequent thereto up to and including the First Closing Date (as hereinafter defined), (i) the Registration Statement, the Effective Prospectus and Final Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Securities Act, the Exchange Act, and the Rules and Regulations and will comply with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and (ii) neither the Registration Statement, the Effective Prospectus, the Final Prospectus nor any amendment or supplement thereto will include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information in Section 15 of this Agreement).

          (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority (corporate and other) to own or lease its properties and conduct its business as it is currently being conducted; each of the subsidiaries of the Company set forth on Exhibit 21 to the Registration Statement (collectively, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation and in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own or lease its properties and conduct its business as it is currently being conducted; the Company and each of the Subsidiaries are duly qualified or authorized to transact business as a foreign corporation in all jurisdictions in which the conduct of its business or the ownership or leasing of property requires such qualification, except where the failure to so qualify would not have a material adverse effect on the financial condition, results of operations or the business of the Company and the Subsidiaries taken as a whole. The Company and its subsidiaries hold all licenses, consents and approvals, and have satisfied all eligibility and other similar requirements imposed by federal and state regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each case as material to the conduct of the business in which it is engaged as described in the Effective Prospectus and the Final Prospectus.

          (e) The capitalization of the Company as of December 31, 1996, is as set forth under the caption "Capitalization" in the Effective Prospectus, and the Company's capital stock conforms to the description thereof contained under the caption "Description of Capital Stock" in the Effective Prospectus. All the outstanding shares of capital stock, including the shares of


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     Common Stock to be sold by the Selling Stockholders, have been duly authorized and validly issued and are fully paid and non-assessable. None of the issued shares of capital stock of the Company have been issued in violation of any preemptive or similar rights. No person or entity holds a right to require or participate in the registration under the Securities Act of shares of Common Stock of the Company which right has not been waived by the holder thereof as to the offering contemplated hereby and by the Registration Statement, or satisfied by participation by such holder in the offering. No person or entity has any preemptive or other right of participation or first refusal with respect to any of the Shares or the issue and sale thereof by the Company or the sale of Shares by the Selling Stockholders, which rights have not been waived. The Company's Common Stock is registered with the Commission under Section 12(b) or 12(g) of the Exchange Act.

          (f) The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and such shares of capital stock in each Subsidiary are wholly owned by the Company free and clear of all liens, encumbrances and security interests; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding, except to the extent set forth in the Registration Statement, the Preliminary Prospectus, and the Effective Prospectus, including the exhibits thereto. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company.

          (g) Ernst & Young LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries, are, and were during the periods covered by their reports included in the Registration Statement and the Effective Prospectus, independent public accountants as required by the Securities Act and the Rules and Regulations.

          (h) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules included in the Registration Statement, present fairly the financial position, the results of operations and cash flows of the Company and its Subsidiaries, on a consolidated basis, at the dates and for the periods presented. These financial statements have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis throughout the periods indicated, and all adjustments necessary for a fair presentation of results for such periods have been made. The pro forma financial statements set forth in the Registration Statement fairly present the information required to be presented therein, and such statements meet the requirements of the Securities Act. The selected financial and statistical data set forth in the Prospectus under the captions "Selected Consolidated Financial Data," "Selected Pro Forma Consolidated Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Principal and Selling Stockholders" fairly present, on the basis stated in the Preliminary Prospectus and the Effective Prospectus, the information set forth therein.


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          (i) Neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, in violation of or in default under its Articles of Incorporation or Bylaws (or similar organizational instruments) or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it or any of its properties is bound except for such defaults as do not have a material adverse effect on the business or financial condition of the Company and the Subsidiaries taken as a whole. The consummation of the transactions contemplated herein and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party, except for any such breach or default which would not have a material adverse effect on the Company or any of the Subsidiaries, singly or in the aggregate, (ii) the Articles of Incorporation or Bylaws of the Company or any Subsidiary, or (iii) any order, rule or regulation applicable to the Company or any Subsidiary of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets.

          (j) The Company has full legal right, power and authority to enter into this Agreement and to sell and deliver the Company Shares to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

          (k) Each approval, consent, order, authorization, designation, declaration or filing by or with any court or regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated herein (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Shares for public offering by the Underwriters under state securities or blue sky laws), has been or will be obtained or made as of the Closing Date (as defined below) and is or will be in full force and effect as of the Closing Date (as defined below). All consents and waivers from all other persons required in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated herein have been obtained or made and are in full force and effect as of the Closing Date (as defined below).

          (l) Other than as disclosed in the Preliminary Prospectus and the Effective Prospectus, there is no litigation, arbitration, claim, audit, proceeding or investigation pending or, to the knowledge of the Company, threatened or contemplated in which the Company or any of the Subsidiaries is a party or of which any of their respective properties or assets are the subject which, if determined adversely to the Company or any such Subsidiary, would individually or in the aggregate have a material, adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and the Subsidiaries taken as a whole. Neither the Company nor any of the Subsidiaries is in violation of, or in default with respect to, any


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     statute, rule, regulation, order, judgment or decree, which violation might have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and the Subsidiaries taken as a whole.

          (m) The Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Preliminary Prospectus and the Effective Prospectus or which would not have a material, adverse effect on the business or financial condition of the Company and the Subsidiaries taken as a whole; and any real property and buildings held under lease by the Company or any of its Subsidiaries are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Preliminary Prospectus and the Effective Prospectus or which would not have a material, adverse effect on the business or financial condition of the Company and the Subsidiaries taken as a whole.

          (n) The Company and the Subsidiaries have filed all foreign, federal, state and local income, excise and franchise tax returns which have been required to be filed and have paid all taxes indicated as due on said returns and all assessments and charges received by them or any of them to the extent that such have become due and payable. No material deficiency with respect to any such return has been assessed or proposed.

          (o) Since the respective dates as of which information is given in the Registration Statement and the Effective Prospectus, (i) neither the Company nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, other than transactions in the ordinary course business, that are material to the Company and the Subsidiaries, (ii) the Company has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (iii) there has not been any material change in the capital stock, long-term debt or short-term debt of the Company or any of the Subsidiaries, and (iv) there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, in each case other than as disclosed in the Registration Statement and the Effective Prospectus. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Registration Statement and the Effective Prospectus.

          (p) The Company and each of the Subsidiaries operate their businesses in material conformity with all of the statutes, common laws, ordinances, decrees, orders, rules and regulations of the jurisdictions in which each such entity is conducting business. Without limiting the foregoing, the Company and each of the Subsidiaries own or possess and the Company and each of the Subsidiaries are in material compliance with the terms, provisions, and conditions of all permits, licenses, franchises, operating certificates, orders, authorizations,


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     registrations, qualifications, consents or approvals of any court, arbitrator or arbitral body, or any federal, state, local or foreign governmental agency, instrumentality or similar organization, domestic or foreign (hereinafter each individually a "Permit" and collectively, "Permits") necessary to own and use the properties and assets of the Company and each of the Subsidiaries, respectively, and to operate their respective businesses in all locations in which these businesses are currently being operated and as described in the Effective Prospectus and the Final Prospectus; as to the Company and each Subsidiary, each Permit is in full force and effect and there is no litigation, arbitration, audit, claim, investigation or other proceeding pending or, to the Company's knowledge, threatened which may cause any Permit of and from all authorities to be revoked, withdrawn, canceled, suspended or not renewed. Neither the Company nor any of the Subsidiaries is aware of any existing or imminent matter that may have a material adverse effect on any of their operations or business prospects other than as specifically disclosed in the Preliminary Prospectus and the Effective Prospectus. No director, officer, agent or employee of the Company or any of the Subsidiaries, or to the Company's knowledge any other person associated with or acting for or on behalf of the Company or any of the Subsidiaries, has directly or indirectly made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any person, private or public, regardless of form, whether in money, property or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business obtained, or (iii) to obtain special concessions or for special concessions already obtained for or in respect of the Company.

          (q) Neither the Company nor any of the Subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic material. Neither the Company nor any of the Subsidiaries is in violation of any federal or state law or regulation relating to environmental regulation, including, but not limited to, laws and regulations implementing the Clean Air Act, as amended. The Company and each Subsidiary have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each Subsidiary are in compliance with all the terms and conditions of any such permit, license or approval, except any violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in or affecting the condition (financial or otherwise), of the Company and the Subsidiaries taken as a whole, except as described in the Preliminary Prospectus and the Effective Prospectus.

          (r) The Company and each of the Subsidiaries own or possess adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, copyrights, trade secrets and know-how or other information (collectively, "Intellectual Property") described in the Preliminary

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     Prospectus and the Effective Prospectus as owned by or used by it or which is necessary to the conduct of its business as now conducted or proposed to be conducted as described in the Preliminary Prospectus and the Effective Prospectus. Neither the Company nor any of the Subsidiaries is aware of any infringement of or conflict with the rights or claims of others with respect to any of the Company's or any Subsidiaries' Intellectual Property which management of the Company believes could have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company and the Subsidiaries taken as a whole. Neither the Company nor any of the Subsidiaries is aware of any infringement of any of the Company's or any of the Subsidiaries' Intellectual Property rights by any third party which management of the Company believes could have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company and the Subsidiaries taken as a whole.

          (s) Neither the Company nor any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          (t) The Company is not, will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the Company is not, nor will be, subject to regulation under the Investment Company Act of 1940.

          (u) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in any Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department with notice of such business or change, as appropriate, in a form acceptable to the Department.

          (v) None of the employees of the Company or the Subsidiaries are covered by collective bargaining agreements. No labor dispute with the employees of the Company or any Subsidiary exists or, to the best knowledge of the Company, is threatened or imminent that could result in a material adverse change in or affecting the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole, except as described in the Preliminary Prospectus and the Effective Prospectus.

          (w) The Company and each of the Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all such policies of insurance insuring the


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     Company and each of the Subsidiaries and their respective businesses, assets, employees, officers and directors are in full force and effect; there are no claims by the Company or any Subsidiary under any such policy as to which any insurer is denying liability or defending under a reservation of rights clause; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely change or affect the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole, except as described in the Preliminary Prospectus and the Effective Prospectus.

          (x) No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in the Preliminary Prospectus and the Effective Prospectus.

          (y) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability of assets of the Company and the Subsidiaries; (iii) access to said assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for said assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (z) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times exempt from the registration requirements of the Securities Act or were duly registered under the Securities Act, and were the subject of an available exemption from the requirements of all applicable state securities or Blue Sky laws or were duly registered thereunder.

          (aa) The Company has obtained for the benefit of the Company and the Underwriters from each of the persons listed on Schedule C a written agreement that for a period of 120 days from the date of this Agreement, they will not, without the prior written consent of the Underwriters, offer, pledge, sell, contract to sell, grant any option for the sale of or otherwise dispose of (or announce any offer, pledge, sale, grant of an option to purchase or other disposition), directly or indirectly, any shares of Common Stock of the Company, or securities convertible into, exercisable for or exchangeable for, any shares of Common Stock or derivative therefrom owned by them.


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          (bb) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     2. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders, severally and not jointly, represents and warrants to each Underwriter as follows:

          (a) Each Selling Stockholder is the lawful owner of the number of Shares to be sold thereby, and on the Closing Date (as defined herein) each Selling Stockholder will have good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims, and full right, power and authority to effect the sale and delivery of such Shares; and upon the delivery of and payment for such Shares pursuant to this Agreement, good and clear title to these Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims.

          (b) Each Selling Stockholder has, and on the Closing Date will have, full legal right, power and authority to enter into this Agreement, and to sell, assign, transfer and deliver the Shares in the manner provided herein. This Agreement has been duly authorized, executed and delivered by one or more of the Attorneys-in-Fact on behalf of each Selling Stockholder, and this Agreement is a valid and binding agreement of each Selling Stockholder enforceable against each Selling Stockholder in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law.

          (c) Each Selling Stockholder has duly executed and delivered the Custody Agreement and Power of Attorney in the forms previously delivered to the Underwriters, appointing ______________ and ______________, and each of them as each Selling Stockholder's attorney-in-fact (the "Attorney-in-Fact"), and the respective Custody Agreement and Power of Attorney are valid and binding agreements of such Selling Stockholder. The Attorney-in-Fact is authorized to execute, deliver and perform this Agreement on behalf of the Selling Stockholder, and to deliver the Shares to be sold by such Selling Stockholder hereunder, to accept payment therefor and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement. Certificates, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, representing the Shares to be sold by such Selling Stockholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Stockholder agrees that the shares of Common Stock represented by the certificates on deposit with the Custodian are subject to the interest of the Underwriters hereunder, that the arrangements made for such custody and the appointment of the Attorney-in-Fact are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated except as provided in this Agreement and the Custody Agreement. If such Selling Stockholder should die or become incapacitated or if any other event should occur, before the


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     delivery of the Shares of such Selling Stockholder hereunder, the certificates for such Shares deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

          (d) All authorizations and consents necessary for the execution and delivery of this Agreement, the Custody Agreement, and Power of Attorney on behalf of such Selling Stockholder and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder had been given or obtained, except as may be required by the Securities Act or state securities laws; and the performance of this Agreement, the Custody Agreement, and Power of Attorney and the consummation of the transactions contemplated hereby and thereby by each Selling Stockholder will not result in a breach or violation of, or conflict with, any of the terms or provisions of, or constitute a default by a Selling Stockholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which the Selling Stockholder or any of his or its properties is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Stockholder or any of his properties.

          (e) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Securities Act, such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

          (f) To the knowledge of such Selling Stockholder, the representations and warranties of the Company contained in Section 1 of this Agreement are true and correct; such Selling Stockholder has reviewed and is familiar with the Registration Statement as originally filed with the Commission and the Preliminary Prospectus contained therein; the Preliminary Prospectus does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such Selling Stockholder is not prompted to sell the Shares to be sold by such Selling Stockholder by any information concerning the Company that is not set forth in the Preliminary Prospectus or the Effective Prospectus.

          (g) At the time the Registration Statement becomes effective (i) such parts of the Registration Statement and any amendments and supplements thereto as specifically refer to such Selling Stockholder will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) such parts of the Preliminary Prospectus and Effective Prospectus as specifically refer to such Selling Stockholder will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (h) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory body, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement by such Selling Stockholder, and the consummation by such Selling Stockholder of the transactions herein contemplated (other than as required by the Securities Act or by state securities laws).

          (i) For a period of 120 days from the effective date of the Registration Statement, such Selling Stockholder will not, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of any shares of Common Stock, other than to the Underwriters pursuant to this Agreement, without the prior written consent of Equitable, on behalf of the Underwriters.

          (j) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, such Selling Stockholder agrees to deliver to you prior to or at the First Closing Date (as hereinafter defined), a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     3. Purchase and Sale of the Shares.

          (a) On the basis of the representations, warranties, and covenants contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell 1,850,000 Firm Shares, (ii) each Selling Stockholder agrees, severally and not jointly, to sell the number of Firm Shares set forth opposite such Selling Stockholder's name in Schedule B, and (iii) each Underwriter agrees, severally and not jointly, to purchase from the Company and each of the Selling Stockholders, at a purchase price of $_____ per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule A hereof. The obligations of the Company and the Selling Stockholder shall be several and not joint.

          (b) On the basis of the representations, warranties, and covenants contained in this Agreement, and subject to its terms and conditions, the Company and the Selling Stockholders hereby grant to the several Underwriters an option to purchase, solely for the purpose of covering over-allotments made in connection with the distribution and sale of the Firm Shares, the Option Shares, in amounts and proportions to be determined by the Company, at the purchase price per share as set forth in clause (a) of this Section 3. The maximum number of Option Shares to be sold by the Company and certain of the Selling Stockholders (as set forth on Schedule
     B) is 450,000. The option granted hereby may be exercised in whole or in part at any time (but only once) upon written notice delivered by the Underwriters to the Company and the Selling Stockholders within 30 days after the date of this

     Agreement setting forth the aggregate number of Option Shares to be purchased and the time and date for delivery and payment for such Option Shares, as determined by the Underwriters, but in no event earlier than either the First Closing Date (as defined in Section 5(a) below) or the second full business day after the exercise of such option, nor later than the tenth business day after the date of such notice (such time and date being referred to herein as the "Option Closing Date"). If the date of exercise of the option is three or more days before the First Closing Date, the notice of exercise shall set the First Closing Date as the Option Closing Date. Upon exercise of the option, the Company and the Selling Stockholders shall become obligated to sell to the Underwriters, and, subject to the terms and conditions of this Agreement, the Underwriters shall become obligated, severally and not jointly, to purchase, for the account of each Underwriter, from the Company and the Selling Stockholders, the number of Option Shares specified in such notice. Option Shares shall be purchased for the accounts of the Underwriters in proportion to the number of Firm Shares set forth opposite such Underwriter's name in Schedule A hereto, except that the respective purchase obligations of each Underwriter shall be adjusted so that no Underwriter shall be obligated to purchase fractional Option Shares.

     4. Offering by the Underwriters. It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon after the effective date of the Registration Statement as the Underwriters deem it advisable to do so. The Firm Shares are to be offered to the public at the offering price set forth in the Prospectus. To the extent, if at all, that any Option Shares are purchased pursuant to Section 3 hereof, the Underwriters will offer them to the public on the foregoing terms. It is further understood that Equitable will act on behalf of the Underwriters in the offering and sale of the Shares in accordance with an Agreement Among Underwriters entered into by Equitable and the several other Underwriters.

     5. Delivery of and Payment for the Shares. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Equitable may request upon at least two business days' prior notice to the Company, shall be delivered by or on behalf of the Company and the Selling Stockholders to Equitable for the account of each Underwriter, against payment by such Underwriter on its behalf of the purchase price therefor by: (i) official bank check or checks (payable in same day funds) payable to the order of the Company and the Custodian (for the Selling Stockholders), as their interests appear; or (ii) wire transfer of same day available funds to an account designated in writing by the Company upon at least two business days notice. In lieu of physical delivery of certificates representing the Shares, the Shares may be posted to The Depository Trust Company account of Equitable for further transfer to the account of the respective Underwriters against payment of the purchase price for the Shares as described above. The closing of the sale and purchase of the Shares shall be held at the offices of Sherrard & Roe, PLC, 424 Church Street, Suite 2000, Nashville, Tennessee 37219, except that if certificates representing the Shares are physically delivered to the Underwriters, such delivery shall be made at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041. The time and date of such delivery and payment shall be, (a) with respect to the Firm Shares, at 9:00 a.m., Nashville time, on the third full business day after the execution of this Agreement or at such other time and date as the Underwriters, the

Company, and the Selling Stockholders may agree upon in writing, and, (b) with respect to the Option Shares, at 9:00 a.m., Nashville time, on the date specified by the Underwriters in the written notice given by the Underwriters of the election of the Underwriters to purchase all or part of such Option Shares, or at such other time and date as the Underwriters, the Company, and the Selling Stockholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Closing Date", such time and date for delivery of the Option Shares, if not the First Closing Date, is herein called the "Option Closing Date", and each such time and date for delivery is herein called a "Closing Date". Such certificates will be available for inspection no later than 9:30 a.m., New York City time, on the business day preceding the respective Closing Date at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041 or at such other location in New York, New York specified by Equitable in writing at least two business days prior to such Closing Date. It is understood that the Underwriters may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for the Shares to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     6. Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:

          (a) The Company shall (i) use its best efforts to cause the Registration Statement to become effective under the Securities Act as soon as practicable after the execution and delivery of this Agreement; or (ii) if the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, comply with the provisions of and make all requisite filings with the Commission pursuant to Rules 424, 430A, and 434 of the Rules and Regulations and to notify the Underwriters promptly (in writing, if requested) of all such filings.

          (b) The Company will (i) advise the Underwriters and the Selling Stockholders promptly when the Registration Statement or any post-effective amendment thereto shall have become effective; (ii) advise the Underwriters and the Selling Stockholders promptly of the receipt of any comments from the Commission; (iii) advise the Underwriters and the Selling Stockholders promptly of any request by the Commission for any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus or for additional information; (iv) prepare and file with the Commission, promptly upon the Underwriters' request, any amendments of or supplements to the Registration Statement, the Effective Prospectus or the Final Prospectus which, in the Underwriters' opinion, may be necessary or advisable in connection with the distribution of the Shares and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible; (v) not file any amendment of the Registration Statement, or supplement to the Effective Prospectus or the Final Prospectus unless the Underwriters have received a reasonable time to review any such proposed amendment or supplement or to which the Underwriters shall have objected in writing; (vi) advise the Underwriters and the Selling Stockholders promptly of the issuance by the Commission or any jurisdiction or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or suspending the qualification of the Shares for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and (vii) use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof. Any advice delivered by the Company, if requested by the Underwriters or any Selling Stockholder, shall be confirmed in writing.

          (c) Prior to any public offering of the Shares, the Company will take or cause to be taken all necessary action and furnish to counsel for the Underwriters such information as may be required in connection with qualifying the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate, and the Company will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares; provided, however, that in no event in connection therewith shall the Company be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not presently qualified as a foreign corporation.

          (d) The Company will furnish, without charge, to the Underwriters six
     (6) signed copies of the Registration Statement as first filed with the Commission and of each amendment to it including all exhibits, and will furnish to the Underwriters and to each Selling Stockholder the number of conformed copies of the Registration Statement so filed and of each amendment, without exhibits, as the Underwriters or any Selling Stockholder may reasonably request.

          (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter, for such period as in the opinion of counsel for the Underwriters, delivery of a prospectus in connection with sales by an Underwriter or a dealer is required under the Securities Act, the Company will deliver to, or upon the order of, the Underwriters as many copies of the Prospectus (and of any amendments or supplements to it), as such Underwriter or dealer may reasonably request.

          (f) Within the time during which a Final Prospectus relating to the Shares is required to be delivered under the Securities Act, the Company will comply with the Securities Act and the Rules and Regulations, as now or hereafter amended or as in effect from time to time, so far as is necessary to permit the continuance of sales of or dealing in the Shares as contemplated in this Agreement and the Final Prospectus. If during such period any event occurs as a result of which, in the judgment of the Company or in the opinion of counsel for the Underwriters or of counsel for the Selling Stockholders, it becomes necessary to amend or supplement the Final Prospectus in order to make the statements therein, in the light of the circumstances existing when the Final Prospectus is delivered to a purchaser, not misleading, or, if it is necessary to amend or supplement the Final Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Final Prospectus, so that the statements in the Final Prospectus as so amended or supplemented will not, in the light of the circumstances existing when it is so delivered, be misleading, or so that the Final Prospectus will comply with applicable law, and to furnish to each Underwriter and to such dealers as the Underwriters shall specify, such number of copies thereof as such Underwriter or dealer may request and to furnish to counsel for the Selling Stockholders such numbers of copies as such counsel may request (provided, however, that, subsequent to the date nine months after the Registration Statement becomes effective, any such amendment or supplement shall be at the expense of the Underwriters.).

          (g) The Company shall make generally available to its securityholders, in the manner contemplated by Rule 158(b) under the Securities Act, as promptly as practicable and in any event no later than 45 days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, an earnings statement covering a period of at least twelve months beginning after the effective date of the Registration Statement and complying with the provisions of Section 11(a) of the Securities Act, and will advise the Underwriters in writing when such statement has been made available.

          (h) The Company will furnish to its securityholders annual reports containing financial statements audited by independent public accountants and quarterly reports for the first three quarters of each fiscal year containing unaudited financial statements and financial information. During the period of five years from the date hereof, the Company will deliver to the Underwriters and, upon request, to each of the other Underwriters, (i) copies of each annual report of the Company and each other report (financial or otherwise) furnished by the Company to its securityholders and (ii) as soon as they are available, a copy of each report or other publicly available information of the Company mailed by the Company to its securityholders generally or filed with any securities exchange, the Commission, or the NASD.

          (i) Except pursuant to this Agreement or with the prior written consent of Equitable, on behalf of the Underwriters, for a period of 120 days after the date of the Prospectus, the Company will not, and the Company has provided to the Underwriters agreements executed by those persons listed on Schedule C which provide that for a period of 120 days from the date of the Prospectus, such person or entity will not, directly or indirectly, offer for sale, sell, grant any options, rights or warrants with respect to any shares of Common Stock, securities convertible into Common Stock or any capital stock of the Company, or otherwise dispose of any shares of Common Stock or such other securities or capital stock; except that the Company may issue, or grant options to purchase, shares of Common Stock pursuant to any option plan existing on the date hereof and described in the Final Prospectus, and in connection with acquisitions of new businesses, issue shares of Common Stock registered under the Company's registration statement on Form S-4 provided that all such shares issued in connection with acquisitions of new businesses are subject to the restrictions set forth in this Section.

          (j) If at any time during the 2 day period after the Registration Statement is declared effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the opinion of the Underwriters, the market price for the Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Final Prospectus), the Company will, to the extent permitted under applicable law, after written notice from the Underwriters advising it of such effect, promptly prepare, consult with the Underwriters concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Underwriters, responding to or commenting on such rumor, publication or event.

          (k) Neither the Company nor any of its officers, directors of affiliates, will take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Common Stock.

          (l) The Company will cause the Shares to be approved for quotation on the Nasdaq Stock Market's National Market System at each Closing Date and for at least one year from the date of this Agreement.

          (m) The Company will apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

          (n) The Company will use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date or the Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

     7. Cost and Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 12 hereof, including without limitation all costs and expenses incident to (i) the fees, disbursements and expenses of the Company's and Selling Stockholders' counsel and accountants in connection with the registration of the Shares under the Securities Act and all other expenses in connection with the preparation, printing and, if applicable, filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Effective Prospectus, and the Final Prospectus, this Agreement and any Blue Sky memoranda; (ii) the delivery of copies of the foregoing documents to the Underwriters; (iii) the filing fees of the Commission and the NASD relating to the Shares; (iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (v) the qualification of the Shares for offering and sale under state securities and Blue Sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto; (vi) any listing of the Shares on the Nasdaq National Market System and (vii) any expenses for travel, lodging and meals incurred by the Company in connection with any meetings with prospective investors in the Shares. It is understood, however, that, except as provided in this Section 7, Section 9, and Section 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses relating to the offer and sale of the Shares.

     8. Conditions of the Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for the Shares to be delivered on each Closing Date shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained herein as of the date hereof and as of such Closing Date as if made on and as of such Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of all their covenants and obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement as amended to date has not become effective prior to the execution of this Agreement, such Registration Statement shall have been declared effective not later than 10:00 a.m., Nashville time, on the date of this Agreement or such later date and/or time as shall have been consented to by the Underwriters in writing. The Final Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rules 424, 430A, and 434 within the applicable time period prescribed for such filing and in accordance with
     Section 6(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge of the Company and the Underwriters, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriters.

          (b) No Underwriter shall have advised the Company that the Registration Statement, Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or any supplement thereto, contains an untrue statement of fact which, in the opinion of the Underwriters, is or may be material, or omits to state a fact which, in the opinion of the Underwriters, is or may be material and is or may be required to be stated therein or is or may be necessary to make the statements therein not misleading and the Company shall not have cured such untrue statement or omission.

          (c) The Underwriters shall have received the opinion of Waller Lansden Dortch & Davis, a Professional Limited Liability Company, counsel for the Company, addressed to the Underwriters, dated the Closing Date, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Effective Prospectus and the Final Prospectus and to enter into this Agreement and perform its obligations hereunder. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its Subsidiaries.

               (ii) Each of the Subsidiaries of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the Effective Prospectus, and the Final Prospectus. None of the Subsidiaries is qualified to transact business as a foreign corporation, and none owns or leases property or conducts any business in any jurisdiction so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its Subsidiaries.

               (iii) The Company's authorized, issued and outstanding capital stock as of the date of the Final Prospectus is as disclosed therein. All of such outstanding shares of Common Stock of the Company, including the shares to be sold by the Selling Stockholders, have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of such capital stock contained in the Prospectus and Final Prospectus. None of such issued shares of capital stock of the Company or any of its Subsidiaries has been issued or is owned or held in violation of any statutory preemptive rights of Stockholders or, to the best of such counsel's knowledge, any other rights to purchase, and no person or entity (including any holder of outstanding shares of capital stock of the Company or the Subsidiaries) has any preemptive or other rights to subscribe for any of such shares.

               (iv) All of the outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned beneficially by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, Stockholders' agreements, voting trusts, defects, equities or claims known to such counsel. To such counsel's knowledge, other than the subsidiaries listed on Exhibit 21 to the Registration Statement, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, limited liability company, joint venture or other association other than as disclosed in the Effective Prospectus and the Final Prospectus.

               (v) Except as disclosed in the Preliminary Prospectus, the Effective Prospectus, and the Final Prospectus, there are no outstanding (A) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any of its Subsidiaries, (B) warrants, rights or options to subscribe for or purchase from the Company or any of its Subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations, or

          (C) obligations of the Company or any of its Subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

               (vi) The Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable, will conform to the description of the Common Stock contained in the Effective Prospectus and the Final Prospectus, and no statutory preemptive rights of Stockholders or, to the best of such counsel's knowledge, any other rights to purchase exist with respect to any of the Shares or the issue and sale thereof; the certificates evidencing the Shares comply with all applicable requirements of Delaware law; and the Shares have approved for quotation on the Nasdaq Stock Market's National Market System.

               (vii) Except as disclosed in the Effective Prospectus and the Final Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

               (viii) All offers and sales of the Company's capital stock by the Company prior to the date hereof were at all relevant times duly registered under the Securities Act or exempt from the registration requirements of the Securities Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

               (ix) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated herein do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or Bylaws, as amended, of the Company, or any agreement, lease, contract, indenture, instrument or obligation of the Company, filed as an exhibit to the Registration Statement.

               (x) The issue and sale of the Shares being issued at the Closing Date and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or to which any of their respective properties or assets is subject, nor will such action conflict with or violate any provision of the Certificates of Incorporation or Bylaws, as amended, of the Company or any of its Subsidiaries or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body known to such counsel having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets.

               (xi) The Company and its Subsidiaries good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects except such as are disclosed in the Effective Prospectus and the Final Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company or any of its Subsidiaries are held by the Company or Subsidiary under valid, existing and enforceable leases with the exceptions as are disclosed in the Effective Prospectus and the Final Prospectus or are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or Subsidiary.

               (xii) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated by this Agreement (other than as may be required by the NASD or as required by state securities and Blue Sky laws as to which such counsel need express no opinion), except such as have been obtained or made, and except such that, if not obtained, would not have a material adverse effect on the business or financial condition of the Company and the Subsidiaries taken as a whole. No consents or waivers from any other person are required in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated herein except such as have been obtained or made.

               (xiii) To counsel's knowledge and other than as disclosed in the Preliminary Prospectus, the Effective Prospectus, and the Final Prospectus, there is no litigation, arbitration, claim, proceeding or investigation pending or threatened in which the Company or any of its Subsidiaries is a party or of which any of their respective properties or assets is the subject which, if determined adversely to the Company or the affected Subsidiary, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its Subsidiaries; and, to counsel's knowledge, neither the Company nor any of its Subsidiaries is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as described in the Effective Prospectus and Final

          Prospectus, nor is the Company or any Subsidiary required to take any action in order to avoid any such violation or default.

               (xiv) This Agreement has been duly authorized, executed, and delivered by the Company.

               (xv) The Registration Statement, the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus and each amendment or supplement thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements for registration statements on Form S-1 under the Securities Act and the Rules and Regulations. The descriptions in the Registration Statement and the Preliminary Prospectus, the Effective Prospectus, and the Final Prospectus of statutes, legal and governmental proceedings or contracts, and other documents are accurate in all material respects and fairly present the information required to be shown; and counsel does not know of any statutes, legal or governmental proceedings or contracts and other documents required to be described in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus or the Final Prospectus that are not described as required to be described therein or to be filed as exhibits to the Registration Statement which are not described and filed as required.

               (xvi) The Registration Statement is effective under the Securities Act; any required filing of the Effective Prospectus and the Final Prospectus pursuant to Rules 424, 430A and 434 has been made in the manner and within the time period required by such Rules; and no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, to counsel's knowledge, no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission.

               (xvii) The Company is not, and will not be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940.

     Counsel shall also state that, based upon their involvement in the preparation of the Registration Statement as described in its opinion, no facts have come to their attention which cause them to believe that the Registration Statement, or any amendment thereto made prior to the Closing Date, on its Effective Date and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Preliminary Prospectus, the Effective Prospectus or the Final Prospectus contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading

(provided, however, that counsel need make no statement regarding the financial statements and related schedules and other financial data contained in the Registration Statement, any amendment thereto, or the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus).

     In rendering its opinion, counsel may rely, as to matters of fact, to the extent that counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters of laws of any jurisdiction other than the state of Tennessee or the United States, upon the opinion of local counsel reasonably acceptable to the Underwriters, provided that counsel must state that counsel believes that the Underwriters are justified in relying upon the opinion and copies of the opinion are delivered to the Underwriters and counsel for the Underwriters.

     (d) The Underwriters shall have received an opinion addressed to the Underwriters satisfactory to the Underwriters and counsel for the Underwriters, of ___________________, counsel for the Selling Stockholders, dated the Closing Date, to the effect that:

          (i) This Agreement has been duly authorized, executed and delivered by each Selling Stockholder.

          (ii) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by or on behalf of each Selling Stockholder and are valid and binding obligations of each of them, enforceable against each of them in accordance with their respective terms, except as enforceability may subject to general principles of equity.

          (iii) Each individual Selling Stockholder has the requisite legal capacity, and each other Selling Stockholder has full legal right, power and authority, and any approval required by law applicable to the respective Selling Stockholder (other than any approval required by federal or state securities or Blue Sky laws), to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder in the manner provided in this Agreement, the Custody Agreement, and the Power of Attorney.

          (iv) Each of the Selling Stockholders has, to the best of counsel's knowledge based solely on certificates executed by Selling Stockholders, good and clear title to the Shares to be sold by him or her or it pursuant to this Agreement and upon delivery of certificates for the Shares to be sold by each Selling Stockholder pursuant hereto and payment for the Shares, good and clear title thereto will pass to the Underwriters, severally, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever, assuming that none of the Underwriters has any notice of any adverse claim or defect with respect to any Selling Stockholders Shares.

     In rendering such opinion, such counsel may rely (i) as to matters of fact, to the extent counsel deems proper, upon certificates of the Selling Stockholders provided that the extent of such reliance is specified in its opinion, and (ii) as to matters of laws of any jurisdiction other than ________ or the United States, upon the opinion of local counsel reasonably acceptable to the Underwriters provided that the extent of this reliance is specified in the opinion and that counsel shall state that the opinion or opinions of local counsel are satisfactory to them and that they believe they and you are justified in relying thereon.

     The opinions of Waller Lansden Dortch & Davis, a Professional Limited Liability Company, and __________ described in paragraphs (c) and (d) above shall be rendered to the Underwriters at the request of the Company or one or more of the Selling Stockholders, as the case may be, and shall so state therein.

     (e) The Underwriters shall have received from Sherrard & Roe, PLC, counsel for the Underwriters, an opinion dated the Closing Date with respect to the incorporation of the Company, the validity of this Agreement, the validity of the Shares being delivered to the Underwriters, the Registration Statement, the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus and other related matters as the Underwriters may reasonably request. Such counsel shall have received such documents and information from the Company as they request to enable them to pass upon such matters. In rendering such opinion, counsel for the Underwriters may rely as to all matters other than the laws of the state of Tennessee or Federal law upon the opinion of counsel referred to in Paragraphs (c) and (d) of this Section 8.

     (f) You shall have received from Ernst & Young LLP letters dated, respectively, the date hereof (or, if the Registration Statement has been declared effective prior the execution and delivery of this Agreement, dated such effective date and the date of this Agreement) and each Closing Date, in form and substance satisfactory to you, to the effect that:

          (i) they are independent public accountants with respect to the Company and its Subsidiaries within the meaning of the Securities Act and the Rules and Regulations;

          (ii) in their opinion, the consolidated financial statements and schedules of the Company and its Subsidiaries audited by them and included in the Preliminary Prospectus, the Effective Prospectus, the Final Prospectus, and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules and Regulations;

          (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the latest available interim financial statements of the Company and its Subsidiaries, an inspection of the minute books of the Company and its Subsidiaries since the date of the latest audited financial statements included in the Preliminary Prospectus, the Effective

     Prospectus and the Final Prospectus, inquiries of officials of the Company and its Subsidiaries responsible for financial accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) as of a specified date not more than five (5) days prior to the date of such letter, there were any changes in the capital stock (other than the issuance of common stock upon exercise of employee stock options that were outstanding on the date of the latest balance sheet included in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus) or any increase in inventories or the long-term debt or short-term debt of the Company and its Subsidiaries, or any decreases in net current assets or net assets or other items specified by the Underwriters, or any increases in any other items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, except in each case for changes, increases or decreases which the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus disclose have occurred or may occur, or which are described in such letter; and

               (B) for the period from the date of the latest financial statements included in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus to the specified date referred to in Clause (A) there were any decreases in revenues or operating income or the total or per share amounts of net income or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases which the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus disclose have occurred or may occur, or which are described in such letter; and

          (iv) In addition to the audit referred to in their reports included in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters that are included in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, or which appear in Part II of, or in exhibits or schedules to, the Registration Statement and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its Subsidiaries and have found them to be in agreement;

          (v) on the basis of a reading of the unaudited pro forma consolidated financial statements included in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus, and the Final Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (v), inquiries of certain officials of the Company and its Subsidiaries who have responsibility for financial and accounting matters and preparing the pro forma consolidated condensed financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

     In the event that the letters referred to in this Section 8(f) set forth any changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (I) such letters shall be accompanied by a written explanation by the Company as to the significance thereof, unless the Underwriters deem such explanation unnecessary, and (II) such changes, decreases or increases do not, in your sole judgment, make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Closing Date as contemplated by the Registration Statement, as amended as of the date of such letter.

     (g) Since the date of the latest balance sheet included in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, neither the Company nor any of its Subsidiaries shall have sustained
(i) any loss or interference with their respective businesses from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in the Preliminary Prospectus, the Effective Prospectus, and the Final Prospectus, or (ii) any change, or any development involving a prospective change (including without limitation a change in management or control of the Company), in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its Subsidiaries, otherwise than as disclosed in the Preliminary Prospectus, the Effective Prospectus, and the Final Prospectus, the effect of which, in either such case, is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Closing Date as contemplated by the Registration Statement, as amended as of the date hereof.

     (h) The Underwriters shall have received a certificate of the Company, dated the Closing Date and addressed to the Underwriters, signed by the chief executive officer and the principal financial and accounting officer of the Company, to the effect that, as of the Closing Date:

          (i) The representations and warranties of the Company contained in
     Section 1 of this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) The Registration Statement has become effective under the Securities Act, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or are pending, or to their knowledge, threatened or contemplated by the Commission;

          (iii) All filings required by Rules 424, 430A, and 434 of the Rules and Regulations have been made;

          (iv) The signers of the certificate have carefully examined the Registration Statement and the Final Prospectus and any amendments or supplements thereto, and these documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

          (v) Since the effective date of the Registration Statement, there has occurred no event (other than with respect to the information contained under the caption "Underwriting") required to be set forth in an amendment or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which has not been so set forth.

     (i) The representations and warranties of each Selling Stockholder in
Section 2 of this Agreement shall be true and correct, as if made at and as of the Closing Date, each Selling Stockholder shall have complied with all the agreements and satisfied all the conditions on his part to be performed or satisfied at or prior to the Closing Date, and the Selling Stockholders shall deliver to the Underwriters a certificate to that effect, dated the Closing Date, signed by such Selling Stockholder or his or her duly appointed attorney-in-fact.

     (j) The Shares shall be approved for quotation on the Nasdaq Stock Market's National Market System.

     (k) The Company shall have furnished to the Underwriters such further certificates and documents confirming the representations and warranties contained herein and related matters as the Underwriters may reasonably have requested.

     (l) The Company shall have delivered to the Underwriters written lock-up agreements from those persons listed on Schedule C pursuant to which such persons agree with the Underwriters not to offer, sell or dispose of any Common Stock of the Company, or any securities convertible into or exercisable or exchangeable therefor or derivative therefrom, for a period of 120 days after the date of this Agreement, directly or indirectly, except with the prior written consent of Equitable on behalf of the Underwriters.

     All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory to the Underwriters and counsel for the Underwriters. The Company shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters and documents in such quantities as the Underwriters shall reasonably request.

     If any of the conditions hereinabove provided for in this Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Underwriters by notifying the Company and the Selling Stockholder(s) of such termination in writing at or prior to the Closing Date.

     In such event, the Selling Stockholders, the Company, and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 7 and 9 hereof).

     The several obligations of the Underwriters to purchase and pay for the Option Shares hereunder shall be subject, in their discretion, to satisfaction on and as of the Option Closing Date of each of the foregoing conditions to purchase the Firm Shares set forth in paragraphs (a) through (l) above, except that (i) all references to the "Closing Date" shall be deemed to refer to the Option Closing Date, if it is any date other than the First Closing Date, and
(ii) the opinions required under paragraphs (c), (d) and (e) shall be revised to reflect the sale of the Option Shares.

     9. Indemnification.

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
     Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments, joint or several, to which such Underwriter or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement, any Preliminary Prospectus, the Effective Prospectus, or the Final Prospectus, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or Blue Sky laws thereof or filed with the Commission or any securities association or securities exchange (each a "Blue Sky Application"); or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus, the Final Prospectus or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending or appearing as a third-party witness in connection with any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus, or the Final Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein; provided, further, however, that the Company shall not be liable to any Underwriter in respect of any Preliminary Prospectus to the extent that (i) the Effective Prospectus or Final Prospectus did not contain the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage, liability or action, (ii) the Preliminary Prospectus was not sent or given to the purchaser of the Shares in question at or prior to the time at which the written confirmation of the sale of such Shares was sent or given to such person, and (iii) the failure to deliver such Final Prospectus was not the result of the Company's noncompliance with its obligations under Sections 6(a), 6(e), and 6(f) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments, joint or several, caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus, the Final Prospectus or any

     Blue Sky Application, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in all such cases only with reference to information relating to such Selling Stockholder furnished by or on behalf of such Selling Stockholder in its capacity as a Selling Stockholder expressly for use in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus; provided, however, that nothing in this subsection (b) shall limit the obligation of the Company to indemnify the Underwriters in the manner set forth in subsection (a) relating to information provided by any Selling Stockholder acting in his or her capacity as an officer, director or employee of the Company. This indemnity agreement will be in addition to any liability which any Selling Stockholder may otherwise have.

          (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, each of its officers who have signed the Registration Statement, the Selling Stockholders, and each person, if any, who controls the Company or a Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Stockholder or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus, the Final Prospectus, or any Blue Sky Application, or caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein.

          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraphs (a), (b) or (c) of this Section 9, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. However, the failure so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9 and will not relieve the indemnifying party from any liability to the extent it is not materially prejudiced as a proximate result of such failure. In case any such proceeding is brought against any indemnified party, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless the indemnifying party does not so assume the defense thereof if given the opportunity to do so. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party or any officers, directors or controlling persons of the indemnifying party and the indemnified party and representation of all such parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the reasonable fees and expenses of more than one separate firm for all Underwriters and all persons, if any, who control Underwriters within the meaning of either
     Section 15 of the Securities Act or Section 20 of the Exchange Act, (b) the reasonable fees and expenses of more than one separate firm for the Company, its directors, its officers who sign the Registration Statement, and each person, if any, who controls the Company within the meaning of either such Section, and (c) the reasonable fees and expenses of more than one separate firm for all Selling Stockholders and all persons, if any who control Selling Stockholders within the meaning of either such Section. It is further understood that, in any case, the indemnifying party shall, in addition to the separate firm described above, be responsible for any fees and expenses of local counsel necessary in connection with any such proceedings and shall pay all legal fees and expenses promptly as they are incurred. In the case of any such separate firm for the Underwriters and such controlling persons of the Underwriters, such firm shall be designated in writing by the Underwriters. In the case of any such separate firm for the Company, and such directors, officers and controlling persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholders and such controlling persons of the Selling Stockholders, such firm shall be designated in writing by the attorneys-in-fact for the Selling Stockholders under the Power of Attorney referred to in Section 2(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding, of which indemnification may be sought hereunder (whether or not any indemnified party is a party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of the indemnified party from all liability arising out of such claim, action or proceeding.

          (e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under
     Section 9(a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party under any such paragraph shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders, and the Underwriters from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 9(d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Selling Stockholders, and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders, and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by each of the Company and the Selling Stockholders and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Final Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company, the Selling Stockholders, and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Selling Stockholders, and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
     Section 9(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this
     Section 9(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omissions or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No Selling Stockholder shall be required to contribute any amount in excess of the proceeds received by that Selling Stockholder from the Underwriters in the offering. The Underwriters' obligations in this Section 9(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (f) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Effective Prospectus, the Final Prospectus or any supplement or amendment thereto, each party against whom indemnification may be sought under this Section 9 hereby consents to the jurisdiction of any court having jurisdiction over any other indemnifying party, agrees that process issuing from such court may be served upon him or it by any other indemnifying party and consent to the service of such process and agrees that any other indemnifying party may join him or it as an additional defendant in any such proceeding in which such other indemnifying party is a party.

     10. Substitution of Underwriters. If any Underwriter defaults in its obligation to purchase Shares hereunder and if the total number of Shares which such defaulting Underwriter agreed but failed to purchase is ten percent (10%) or less of the total number of Shares to be sold hereunder, the non-defaulting Underwriters shall be obligated severally to purchase (in the respective proportions which the number of Shares set forth opposite the name of each non-defaulting Underwriter in Schedule A hereto bears to the total number of Shares set forth opposite the names of all the non-defaulting Underwriters), the Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter so defaults and the total number of Shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of Shares to be sold hereunder, and arrangements satisfactory to the other Underwriters and the Company for the purchase of such Shares by other persons (who may include the non-defaulting Underwriters) are not made within 36 hours after such default, this Agreement, insofar as it relates to the sale of the Shares, will terminate without liability on the part of the non-defaulting Underwriters, the Selling Stockholders or the Company except for (i) the provisions of Section 9 hereof, and (ii) the expenses to be paid or reimbursed by the Company pursuant to Section 7. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10. Nothing herein shall relieve shall relieve a defaulting Underwriter from liability for its default.

     11. Default by Selling Stockholders. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the number of Firm Shares or Option Shares, as the case may be, to be sold and delivered by such Selling Stockholder or Selling Stockholders at the First Closing Date under the terms of this Agreement, the Company and the remaining Selling Stockholders shall have the right to increase the numbers of Shares to be sold by them hereunder, pro rata or otherwise, to the total number set forth for sale by all of the Selling Stockholders in Schedule B, on such Closing Date. If the Company and such remaining Selling Stockholders do not exercise such right, then the Underwriters may at their option, by written notice from the Underwriters to the Company and the Selling Stockholders, either (a) terminate this Agreement without any liability on the part of any non-defaulting party or (b) purchase the Shares which the Company and the other Selling Stockholders have agreed to sell and deliver in accordance with the terms hereof.

     In the event of a failure by one or more of the Selling Stockholders to sell and deliver as referred to in this Section, either the Underwriters, the Company or, by joint action only, the non-defaulting Selling Stockholders shall have the right to postpone the Closing Date for a period of not exceeding seven days in order that any required changes in the Registration Statement or in the Final Prospectus or in any other documents or arrangements may be effected.

     12. Termination. This Agreement may be terminated by the Underwriters by written notice to the Company and the Selling Stockholders as follows:

          (a) At any time prior to the earlier of (i) the time the Shares are released by the Underwriters for sale to the public, or (ii) 11:30 a.m., Washington, D.C. time, on the first business day following the date of this Agreement;

          (b) At any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the Effective Prospectus and the Final Prospectus, any material adverse change, or any development, to the reasonable belief of the Underwriters, involving a prospective material adverse change, in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business affairs, management or business prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business; (ii) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States which would, in your judgment, make it impracticable or inadvisable to market the Shares on the terms and in the manner contemplated in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus; (iii) suspension of trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such exchange or the Nasdaq National Market System; (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any of its Subsidiaries; (v) the declaration of a banking moratorium by either federal or New York State authorities; or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States; or

          (c) As provided in Sections 8, 10, and 11 of this Agreement.

     This Agreement also may be terminated by the Underwriters, by notice to the Company, as to any obligation of the Underwriters to purchase the Option Shares, upon the occurrence at any time prior to the Option Closing Date of any of the events described in subparagraph (b) above or as provided in Sections 8, 10, and 11 of this Agreement.

     13. Successors. This Agreement has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholders, and their respective successors, executors, administrators, heirs, and assigns, and the officers, directors, and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares merely because of such purchase. No purchaser of Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

     14. Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed or delivered as follows: (a) if to the Underwriters, to Equitable Securities Corporation, Nashville City Center, Suite 800, 511 Union Street, Nashville, Tennessee 37219, Attention: Mr. Philip
D. Krebs, with a copy to Sherrard & Roe, PLC, 424 Church Street, Suite 2000, Nashville, Tennessee 37219, Attention: Donald I.N. McKenzie, Esq.; (b) if to the Company, to Service Experts, Inc., 1134 Murfreesboro Road, Nashville, Tennessee 37017, Attention, Mr. Alan R. Sielbeck, with a copy to Waller Lansden Dortch & Davis, a Professional Limited Liability Company, 2100 Nashville City Center, 511 Union Street, Nashville, Tennessee, 37219-1760, Attention: J. Chase Cole, Esq.; and (c) if to the Selling Stockholders, to ___________________________.

     15. Miscellaneous. The reimbursement, indemnification, and contribution agreements contained in this Agreement and the representations, warranties and covenants of the Company and the Selling Stockholders in or pursuant to this Agreement shall survive the delivery of and payment for the Shares hereunder and shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company, its directors or officers or any controlling person of the Company, any Selling Stockholders or any controlling person of any Selling Stockholders, and (c) acceptance of and payment for the Shares under this Agreement the other covenants of the Company in this Agreement shall remain in full force and effect regardless of (i) any investigation made by or on behalf of any underwriter or controlling person and
(ii) delivery of any payment for the Shares under this Agreement.

     The Company, the Selling Stockholders, and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Preliminary Prospectus, the Effective Prospectus, and the Final Prospectus or the Registration Statement consists of the information set forth in the last paragraph on the front cover page of the Preliminary Prospectus, the Effective Prospectus, and the Final Prospectus (insofar as such information relates to the Underwriters), information provided in connection with Item 502(d) of Regulation S-K under the Securities Act and information under the caption "Underwriting" in the Preliminary Prospectus, the Effective Prospectus, and the Final Prospectus.

     Any action under this Agreement taken by Equitable on behalf of the Underwriters will be binding upon all the Underwriters.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Tennessee, without giving effect to its principles of conflicts of law.

     If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company, and the several Underwriters in accordance with its terms.

                                      Very truly yours,

                                      SERVICE EXPERTS, INC.


                                      By: _______________________________
                                               Name:
                                               Title:

                                      Selling Stockholders listed on Schedule B


                                      By: _______________________________
                                               Attorney-in-Fact


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

Equitable Securities Corporation
Alex. Brown & Sons Incorporated
A.G. Edwards & Sons, Inc.
Morgan Keegan & Company, Inc.

By:  Equitable Securities Corporation


By: ______________________________
           Managing Director

                                   SCHEDULE A

                            SCHEDULE OF UNDERWRITERS




                                                         NUMBER OF FIRM SHARES
UNDERWRITERS                                                TO BE PURCHASED
Equitable Securities Corporation . . . . . . . . . . . .
Alex. Brown & Sons Incorporated  . . . . . . . . . . . .
A.G. Edwards & Sons, Inc.  . . . . . . . . . . . . . . .
Morgan Keegan & Company, Inc.  . . . . . . . . . . . . .
                                                               ---------
         Total                                                 3,200,000
                                                               =========

                                   SCHEDULE B

                        SCHEDULE OF SELLING STOCKHOLDERS





                                             Number of Firm          Number of
                                              Shares to be             Option
Name of Selling Stockholder                       Sold                 Shares
---------------------------                  --------------          ---------








         Total
                                                ---------             --------
                                                1,350,000              100,000
                                                =========             ========

                                   SCHEDULE C

           SCHEDULE OF PERSONS REQUIRED TO EXECUTE LOCK-UP AGREEMENTS